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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

NETLIST, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

 EXPLANATORY NOTE

        On July 8, 2019, Netlist, Inc. (the "Company") filed its Definitive Proxy Statement on Schedule 14A (the "Proxy Statement") for the Company's 2019 Annual Meeting of Stockholders with the Securities and Exchange Commission. The Proxy Statement was filed in connection with the Company's 2019 Annual Meeting of Stockholders to be held on August 14, 2019 (the "Annual Meeting"). This supplement to the Proxy Statement and a revised proxy card are being filed on this Amendment 1 to Schedule 14A to add a new Proposal 4 that is soliciting a non-binding, advisory vote from Company Stockholders on the frequency with which the Company's Stockholders shall have an advisory "Say-on-Pay" vote on compensation paid to our named executive officers ("Proposal 4"). Other than the changes described in this supplement, which adds Proposal 4, makes other conforming changes to the Proxy Statement and updates the Notice of Annual Meeting, no other changes have been made to the Proxy Statement, and the Proxy Statement continues to be in full force and effect as originally prepared and continue to seek the vote of Company Stockholders for the proposals to be voted on at the Annual Meeting. A form of the revised proxy card has also been included in this filing.

        Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the Proxy Statement. This supplement should be read together with the Proxy Statement, which should be read in its entirety.

NETLIST, INC.
175 Technology, Suite 150
Irvine, California 92618

SUPPLEMENT TO PROXY STATEMENT
FOR
2019 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, AUGUST 14, 2019

        This Proxy Statement Supplement (the "Supplement") supplements and amends the original definitive proxy statement of Netlist, Inc. (the "Company", "we", or "our"), dated July 8, 2019 (the "Proxy Statement") for the Company's 2019 Annual Meeting of Stockholders (the "Annual Meeting") to (i) add a new Proposal 4 to the Proxy Statement that provides for a non-binding, advisory vote of Company stockholders on the frequency with which the Company's stockholders shall have the advisory "Say-on-Pay" vote on compensation paid to our named executive officers ("Proposal 4"), (ii) update the Notice of Annual Meeting to add the new Proposal 4 (the "Updated Notice"), and (iii) make additional changes to the Proxy Statement resulting from the addition of new Proposal 4. As previously disclosed in the Proxy Statement, the Annual Meeting will be held on August 14, 2019 at 10:00 a.m., local time, or any adjournment thereof, at the officers of Toppan Merrill at 2603 Main Street, Suite 610, Irvine, California 92614.

        This Supplement relates to the new Proposal 4 to be considered by stockholders at the Annual Meeting and does not provide all of the information that is important to your decisions with respect to voting on all of the proposals that are being presented to stockholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for you to review. Accordingly, we urge you to read this Supplement carefully and in its entirety together with the Proxy Statement. If you would like to receive another copy of the Proxy Statement, please contact the Company with a written request to: 175 Technology, Suite 150, Irvine, California 92618 Attention: Corporate Secretary.

        This Supplement relates to the solicitation of proxies by our Board of Directors (the "Board") for use at the Annual Meeting. This Proxy Statement Supplement, the Updated Notice of Annual Meeting attached hereto as Appendix A and a revised proxy card (the "Revised Proxy Card") are being made available on or about July 10, 2019 to all stockholders entitled to vote at the Annual Meeting.

        We urge stockholders of record to vote on proposals 1 through 4 by submitting a Revised Proxy Card. If you return an executed Revised Proxy Card without marking your instructions with regard to the matters to be acted upon, the proxy holders will vote "FOR" the election of director nominees set forth in the Proxy Statement, "FOR" the approval of Proposals 2 and 3, and for "3 Years" on Proposal 4.

 PLEASE NOTE THAT IF YOU SUBMIT A REVISED PROXY CARD IT WILL REVOKE ALL
PROXY CARDS PREVIOUSLY SUBMITTED, SO IT IS IMPORTANT TO INDICATE YOUR VOTE
ON EACH PROPOSAL ON THE REVISED PROXY CARD.

PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS

        Information contained in this Supplement relates to Proposal 4 that will be presented to stockholders at the Annual Meeting. Information regarding Proposals 1, 2 and 3 that will be presented to stockholders at the Annual Meeting can be found in the Proxy Statement as originally filed with the SEC on July 8, 2019.

Please note that we strongly encourage you to read this Supplement and to vote on Proposal 4.

Vote Required; Effect of Abstentions and Broker Non-Votes.

        A plurality of votes cast will be used to determine the results of the non-binding advisory vote on Proposal 4. Brokers cannot vote on their customers' behalf on "non-routine" proposals such as Proposal 4. Because brokers require their customers' direction to vote on such non-routine matters, it is critical that stockholders provide their brokers with voting instructions. If you hold your shares in street name and do not provide voting instructions to your bank, broker or other custodian, your shares will not be voted on Proposal 4 (a "broker non-vote"). A broker non-vote on Proposal 4 presented at the Annual Meeting will have no effect on the outcome of the proposal. Because a plurality of votes cast will be used to determine the results of the non-binding advisory vote, abstentions will have no effect on the outcome of the vote on Proposal 4. These abstentions, however, are counted towards establishing a quorum for the Annual Meeting.

Revocation of Proxies/Voting of Shares.

        Any stockholder giving a proxy may revoke it at any time before the votes are counted at the Annual Meeting by (i) delivering a later-dated proxy to the address of our principal executive offices, (ii) delivering a written notice of revocation to the Company's Corporate Secretary at the address of our principal executive offices, prior to your shares being voted, or (iii) attending the Annual Meeting and voting in person. Unless so revoked, the shares represented by such proxies or voting instructions will be voted at the Annual Meeting and all adjournments or postponements of the Annual Meeting. Proxies solicited on behalf of the Board will be voted in accordance with the directions given.

PROPOSAL 4—ADVISORY VOTE TO DETERMINE THE FREQUENCY OF FUTURE ADVISORY
VOTES ON EXECUTIVE COMPENSATION

        Under Section 14A of the Exchange Act, our stockholders are allowed to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the Securities and Exchange Commission, which we refer to as an advisory vote to approve executive compensation. By voting with respect to this proposal, stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation every one, two, or three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal.

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        At our 2013 annual meeting, our stockholders voted in favor of holding an advisory vote to approve executive compensation every year. The Board considered the results of the stockholder advisory vote as well as various other factors and determined that the frequency for which the Company should include an advisory vote regarding the compensation of its named executive officers in its future proxy statements for stockholder consideration shall be every three years, until the next stockholder non-binding advisory vote on the frequency of the non-binding advisory vote to approve the compensation of the named executive officers of the Company. Unless the Board modifies its policy on the frequency of holding "say-on-pay" advisory votes, the next "say-on-pay" frequency vote will occur at the 2025 annual meeting.

        After careful consideration, the Board believes that submitting the advisory vote to approve executive compensation every three years is appropriate for the Company and its stockholders at this time. The Board believes that an advisory vote at this frequency will provide stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period. An advisory vote that occurs every three years will also permit the Company's stockholders to observe and evaluate the impact of any changes to its executive compensation policies and practices that have occurred since the last advisory vote to approve executive compensation. The Board is therefore recommending that stockholders vote for holding the advisory vote to approve executive compensation every three years.

        The Company recognizes that the stockholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from our stockholders as to their preference on the frequency of advisory votes to approve executive compensation.

        This vote is advisory and not binding on the Company or our Board in any way. The Board will take into account the outcome of the vote, however, when considering the frequency of future advisory votes to approve executive compensation. The Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote to approve executive compensation more or less frequently than the frequency selected by our stockholders.

        The Revised Proxy Card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board. We have determined to view the alternative receiving the greatest number of votes cast as the advisory vote of the stockholders, although such vote will not be binding on us or our Board. Abstentions and broker non-votes will not affect the outcome of the vote on this proposal.

        The Board recommends that you vote "3 Years" as the frequency for future advisory votes to approve executive compensation.

        IF YOU HAVE ALREADY VOTED, YOUR VOTES WILL BE COUNTED WITH RESPECT TO THE ELECTION OF DIRECTORS IN PROPOSAL 1, AND PROPOSALS 2 AND 3. HOWEVER, WE URGE YOU TO CAST YOUR VOTE ON ALL FOUR PROPOSALS USING THE REVISED PROXY CARD EVEN IF YOU HAVE PREVIOUSLY CAST YOUR VOTE ON PROPOSALS 1, 2 AND 3 AS DESCRIBED IN OUR PROXY STATEMENT DATED JULY 8, 2019.

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 Appendix A

NETLIST, INC.
175 Technology
Irvine, California 92618

UPDATED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 14, 2019

        The 2019 Annual Meeting of Stockholders ("Annual Meeting") of Netlist, Inc. (the "Company," "Netlist," "we," "us" or "our") will be held on Wednesday, August 14, 2019 at 10:00 a.m., Pacific Time, at the offices of Toppan Merrill at 2603 Main Street, Suite 610, Irvine, California, 92614, for the following purposes, which are further described in the accompanying proxy statement:

  1.
  To elect four directors to our Board of Directors, each to serve until our 2020 annual meeting of stockholders and until his successor is duly elected or appointed and qualified or until his earlier resignation or removal;

  2.
  To ratify the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for our fiscal year ending December 28, 2019;

  3.
  To approve, on an advisory basis, the compensation of our named executive officers;

  4.
  To approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers; and

  5.
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        We describe each of these proposals in more detail in our proxy statement and the supplement to the proxy statement (the "Supplement"), which you should read in its entirety before voting.

        The Supplement contains additional information related to the new Proposal 4 to be considered by stockholders at the Annual Meeting. However, the Supplement does not include all of the information provided in connection with the Annual Meeting. Accordingly, we urge you to read the Supplement carefully and in its entirety together with the Proxy Statement.

        Only stockholders of record at the close of business on June 17, 2019 are entitled to receive notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose germane to the Annual Meeting at our principal executive offices during normal business hours for the 10 days before the Annual Meeting, as well as at the Annual Meeting.

        Please note that if you have already voted your shares, we strongly encourage you to also vote on Proposal 4 which has been added for stockholders to consider and vote on at the Annual Meeting.

By order of the Netlist Board of Directors,

Gail Sasaki, Vice President, Chief Financial Officer and Corporate Secretary

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MMMMMMMMMMMM MMMMMMMMMMMMMMM Netlist, Inc. C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 received by 1:00am, Pacific Time, on August 14, 2019. Online GIof ntoo welwewct.rinovneicstvoortviontge,.com/NLST delete QR code and control # o r scan theQR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/NLST Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q in Proposal 4. + 1. Election of Directors: 01 - Chun K. Hong For Withhold For Withhold For Withhold 02 - Jun S. Cho 03 - Kiho Choi 04 - Blake A. Welcher For Against Abstain For Against Abstain 2. Ratification of appointment of KMJ Corbin & Company LLP as Netlist’s independent registered public accounting firm for the fiscal year ending December 28, 2019. 3. Advisory approval of Netlist’s executive compensation. 1 Year 2 Years 3 Years Abstain 4. Advisory approval of the frequency of future advisory votes of Netlist’s executive compensation. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMM C 1234567890 J N T 2 2 0 1 3 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X 4 0336ED MMMMMMMMM B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. A Proposals — The Board of Directors recommend a vote FOR all the nominees listed in Proposal 1, FOR Proposals 2 – 3 and FOR 3 YEARS Annual Meeting Proxy Card1234 5678 9012 345

2019 Annual Meeting Admission Ticket 2019 Annual Meeting of Netlist, Inc. Stockholders August 14, 2019, 10:00am Pacific Time Toppan Merrill 2603 Main Street, Suite 610, Irvine, CA 92614-4242 Upon arrival, please present this admission ticket and photo identification at the registration desk. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.edocumentview.com/NLST q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Notice of 2019 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — August 14, 2019 Chun K. Hong and Gail Sasaki, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Netlist, Inc. to be held on August 14, 2019 at 10:00am, Pacific Time, or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors, FOR items 2 and 3 and FOR “3 YEARS” on Proposal 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Change of Address — Please print new address below. Comments — Please print your comments below. + C Non-Voting Items Proxy — Netlist, Inc. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/NLST

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EXPLANATORY NOTE
PLEASE NOTE THAT IF YOU SUBMIT A REVISED PROXY CARD IT WILL REVOKE ALL PROXY CARDS PREVIOUSLY SUBMITTED, SO IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE REVISED PROXY CARD. PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS
PROPOSAL 4—ADVISORY VOTE TO DETERMINE THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION
Appendix A NETLIST, INC. 175 Technology Irvine, California 92618 UPDATED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 14, 2019